Exhibit 99.2

THE COMPANIES

American Realty Capital Properties, Inc., Safari Acquisition, LLC, Thunder Acquisition, LLC, and Clark Acquisition, LLC

American Realty Capital Properties, Inc., or ARCP, is a Maryland corporation incorporated in December 2010 that qualified as a REIT for U.S. federal income tax purposes commencing with its initial taxable year ended December 31, 2011. In July 2011, ARCP commenced an initial public offering on a “reasonable best efforts” basis, which closed on September 6, 2011. ARCP common stock began trading on The NASDAQ Capital Market under the symbol “ARCP” on September 7, 2011. On February 28, 2013, ARCP common stock was transferred to The NASDAQ Global Select Market, or the NASDAQ.

ARCP acquires, owns and operates single-tenant, freestanding commercial real estate properties. ARCP has acquired properties with a combination of long-term and medium-term leases and intends to continue to acquire properties with approximately 70% long-term leases and 30% medium-term leases, with an average remaining lease term of 10 to 12 years. ARCP considers properties that are leased on a “medium-term” basis to mean properties originally leased long-term (ten years or longer) that currently have a primary remaining lease duration of generally three to eight years, on average. ARCP expects this investment strategy to develop growth potential from below market leases. Additionally, ARCP owns a portfolio that uniquely combines a portfolio of properties with stable income from high credit quality tenants, with properties that have substantial growth opportunities.

Substantially all of ARCP’s business is conducted through its operating partnership, ARC Properties Operating Partnership, L.P., of which ARCP is the sole general partner.

As of September 30, 2013, ARCP owned 1,219 properties (excluding one vacant property classified as held for sale) consisting of 20.4 million square feet, 100% leased with a weighted average remaining lease term of 9.5 years. In constructing its portfolio, ARCP is committed to diversification (industry, tenant and geography). As of September 30, 2013, rental revenues derived from investment grade tenants and tenants affiliated with investment grade entities as determined by a major rating agency approximated 59% (the rating of each parent company has been attributed to its wholly owned subsidiary for purposes of this disclosure). ARCP’s strategy encompasses receiving the majority of its revenue from investment grade tenants as ARCP further acquires properties and enters into (or assumes) medium-term lease and long-term lease arrangements. The foregoing excludes properties owned by CapLease (as defined and described below), which was acquired by ARCP pursuant to a merger on November 5, 2013. If the properties owned by CapLease were included, ARCP would have owned 1,287 properties, consisting of 33.5 million square feet, which are 99% leased with a weighted average remaining lease term of 8.1 years, with 66.7% of rental revenues derived from investment grade tenants and tenants affiliated with investment grade entities as determined by a major credit agency.

ARCP’s principal executive offices are located at 405 Park Avenue, 15th Floor, New York, New York 10022, and its telephone number is (212) 415-6500.

The entity into which CapLease merged, Safari Acquisition, LLC, or the CapLease Merger Sub, is a Delaware limited liability company and a direct wholly owned subsidiary of ARCP that was formed for the purpose of acquiring CapLease pursuant to the merger agreement with CapLease.

The entity into which ARCT IV (as defined and described below) will merge, Thunder Acquisition, LLC, or the ARCT IV Merger Sub, is a Delaware limited liability company and a direct wholly owned subsidiary of ARCP that was formed for the purpose of acquiring ARCT IV pursuant to the merger agreement with ARCT IV.

The entity into which Cole (as defined and described below) will merge, Clark Acquisition, LLC, or the Cole Merger Sub, is a Delaware limited liability company and a direct wholly owned subsidiary of ARCP that was formed for the purpose of acquiring Cole pursuant to the merger agreement with Cole.

1

American Realty Capital Trust IV, Inc.

American Realty Capital Trust IV, Inc., or ARCT IV, is a Maryland corporation incorporated in February 2012 that qualified as a REIT for U.S. federal income tax purposes commencing with its initial taxable year ended December 31, 2012. ARCT IV is a non-traded REIT. ARCT IV was formed to acquire a diversified portfolio of commercial real estate, which consists primarily of freestanding single tenant properties net leased to investment grade and other credit worthy tenants. In June 2012, ARCT IV commenced an initial public offering on a “reasonable best efforts” basis to sell up to 60.0 million shares of common stock, excluding 10.0 million shares issuable pursuant to a distribution reinvestment plan, offered at a price of $25.00 per share, subject to certain volume and other discounts, which we refer to as the ARCT IV IPO. In September 2012, ARCT IV commenced real estate operations. As of November 15, 2013, ARCT IV had issued 70.2 million shares of ARCT IV common stock in connection with the ARCT IV IPO and had issued 0.9 million shares of ARCT IV common stock under its distribution reinvestment plan. As of November 15, 2013, ARCT IV had 71.1 million shares of common stock outstanding, including unvested restricted shares and shares issued pursuant to ARCT IV’s distribution reinvestment plan and 1.2 million shares issuable in exchange for outstanding operating partnership units.

Substantially all of ARCT IV’s business is conducted through the ARCT IV OP, of which ARCT IV is the sole general partner.

As of September 30, 2013, ARCT IV owned 1,203 properties comprised of 9.2 million square feet, which were 100% leased with a weighted average remaining lease term of 11.5 years. In constructing the portfolio, ARCT IV has been committed to diversification by industry, tenant and geography.

ARCT IV’s principal executive offices are located at 405 Park Avenue, 15th Floor, New York, New York 10022, and its telephone number is (212) 415-6500.

ARCT IV and ARCP each were sponsored directly by ARC Capital, LLC, or ARC. The ARCT IV Advisor is a Delaware limited liability company indirectly wholly owned by ARC. ARC Properties Advisors, LLC, which we refer to as the ARCP Manager, is a Delaware limited liability company wholly owned by ARC and is ARCP’s external manager. ARC and its affiliates, including the ARCT IV Advisor and ARCP Manager, provide investment, management and advisory services, as well as certain acquisition and debt capital services to ARCT IV and ARCP, as applicable. ARCT IV and ARCP pay management fees and certain other fees to, and reimburse certain expenses of, the ARCT IV Advisor and ARCP Manager, respectively. Affiliates of ARC also provide similar services for American Realty Capital New York Recovery REIT, Inc., Phillips Edison — ARC Shopping Center REIT Inc., American Realty Capital — Retail Centers of America, Inc., American Realty Capital Healthcare Trust, Inc., American Realty Capital Daily Net Asset Value Trust, Inc., ARC Realty Finance Trust, Inc., American Realty Capital Global Trust, Inc., American Realty Capital Healthcare Trust II, Inc., American Realty Capital Trust V, Inc., Phillips Edison — ARC Grocery Center REIT II, Inc. and American Realty Capital Hospitality Trust, Inc., as well as Business Development Corporation of America, a business development company. Certain of the ARC-sponsored REITs have investment strategies substantially similar to those of ARCT IV, ARCP and the combined company.

CapLease, Inc.

CapLease, Inc., or CapLease, was a REIT that primarily acquired, owned and managed a diversified portfolio of single tenant commercial real estate properties subject to long-term leases to high credit quality tenants. CapLease focused on properties that are subject to a lease that requires the tenant to pay all or substantially all property operating expenses, such as utilities, real estate taxes, insurance and routine maintenance. ARCP acquired CapLease on November 5, 2013. CapLease made an election to qualify, and believes it operated so as to qualify, as a REIT commencing with its taxable year ended December 31, 2004. In addition to its portfolio of owned properties, CapLease had a modest portfolio of first mortgage loans and other debt investments on single tenant properties.

2

CapLease conducted its business through a variety of subsidiaries. CapLease owned most of its owned properties through its predecessor and operating partnership, Caplease, LP. CapLease was the indirect sole general partner of, and owned approximately 96.8% of the common equity of, CapLease, LP prior to the merger.

As of September 30, 2013, CapLease owned 68 properties comprised of 13.1 million square feet, which were 96.8% leased with a weighted average remaining lease term of approximately 5.9 years.

CapLease’s principal executive offices were located at 1065 Avenue of the Americas, New York, New York 10018, and its telephone number was (212) 217-6300.

Cole Real Estate Investments, Inc.

Cole Real Estate Investments, Inc., or Cole, (formerly known as Cole Credit Property Trust III, Inc., or CCPT III is a Maryland corporation incorporated in January 2008 that elected to be taxed as a REIT for U.S. federal income tax purposes commencing with its taxable year ended December 31, 2009. Cole operates through two business segments, Real Estate Investment, or REI, and Private Capital Management, or PCM. Substantially all of Cole’s REI segment is conducted through Cole REIT III Operating Partnership, LP (“CCPT III OP”), a Delaware limited partnership. Substantially all of Cole’s PCM segment is conducted through Cole Capital Advisors, Inc., or CCA, an Arizona corporation. CCA is treated as a taxable REIT subsidiary, or TRS, under Section 856 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

On June 20, 2013, Cole listed its common stock on the New York Stock Exchange under the ticker symbol “COLE”. As of September 30, 2013, Cole had issued approximately 499.9 million shares of its common stock in public offerings made from January 2009 until April 2013, for aggregate gross proceeds of $5.0 billion (including shares sold pursuant to its distribution reinvestment program), before share redemptions pursuant to Cole’s share redemption program of $174.7 million and offering costs, selling commissions and dealer management fees of $463.2 million. In addition, Cole purchased $250.0 million of shares of its common stock pursuant to a tender offer and redeemed an aggregate of $0.4 million of fractional shares.

As of September 30, 2013, Cole owned 1,026 properties, comprising 44.8 million rentable square feet of single and multi-tenant retail and commercial space, which are leased to national and regional credit worthy tenants under long-term triple net leases or double net leases, located in 48 states, which include properties owned through consolidated joint ventures. As of September 30, 2013, the rentable space at these properties was 99% leased, with a weighted average remaining lease term of 11.9 years. As of September 30, 2013, rental revenues derived from investment-grade quality tenants and tenants affiliated with investment grade entities as determined by a major rating agency approximated 59% (the rating of each parent company has been attributed to its wholly owned subsidiary for purposes of this disclosure). As of September 30, 2013, Cole also owned 21 commercial mortgage-backed securities, three notes receivable and, through unconsolidated joint ventures, had interests in 12 properties comprising 2.3 million rentable square feet of commercial and retail space.

Cole acquires and operates a diverse portfolio of core commercial real estate investments primarily consisting of necessity retail properties located throughout the United States, including U.S. protectorates.

Cole’s principal executive offices are located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016, and its telephone number is (602) 778-8700.

Fortress Portfolio

On July 24, 2013, ARC and another related entity, on behalf of ARCP and certain other entities sponsored directly or indirectly by ARC, entered into a purchase and sale agreement with subsidiaries of Fortress Investment Group LLC, or Fortress, for the purchase and sale of 196 properties owned by Fortress for an aggregate contract purchase price of approximately $972.5 million, subject to adjustments set forth in the purchase and sale agreement and exclusive of closing costs, which was allocated to ARCP based on the pro-rata fair value of the properties acquired by ARCP relative to the fair value of all 196 properties to be acquired from Fortress. Of the 196 properties, 120 properties are expected to be acquired by ARCP from Fortress, or the Fortress Portfolio, for a purchase price of approximately $601.2 million, subject to adjustments set forth in the purchase and sale agreement and exclusive of closing costs. The Fortress Portfolio is comprised of 6.1 million square feet, and is 100% leased with a weighted average remaining lease term of approximately 12.6 years and is currently leased to 17 distinct tenants. The leases are generally triple net. On October 1, 2013, ARCP closed on 41 of the 120 properties for a total purchase price of $200.3 million, exclusive of closing costs. The remaining properties are expected to close in the fourth quarter of 2013.

3

Inland Portfolio

On August 8, 2013 the ARCP Manager entered into a purchase and sale agreement with Inland American Real Estate Trust, Inc., or Inland, for the purchase and sale of the equity interests of 67 companies owned by Inland for an aggregate contract purchase price of approximately $2.3 billion, subject to adjustments set forth in the purchase and sale agreement and exclusive of closing costs. Of the 67 companies, the equity interests of 10 companies, or the Inland Portfolio, will be acquired by ARCP from Inland for a purchase price of approximately $501.0 million, subject to adjustments set forth in the purchase and sale agreement and exclusive of closing costs, which was allocated to ARCP based on the pro-rata fair value of the Inland Portfolio relative to the fair value of all 67 companies to be acquired by ARCP and other entities sponsored directly or indirectly by the ARC from Inland. The Inland Portfolio includes 33 properties, comprised of approximately 7.0 million square feet and is 96.2% leased, with a weighted average remaining lease term of approximately 4.4 years. The properties are currently leased to 26 distinct tenants. The leases are generally triple net. As of September 30, 2013, ARCP has closed on five of the 33 properties for a total purchase price of $56.4 million, exclusive of closing costs. The remaining properties are expected to close in the fourth quarter of 2013.

4

Property Portfolio Information

At September 30, 2013, ARCP owned a diversified portfolio:

•	of 1,219 properties, excluding one vacant property classified as held for sale;

•	with an occupancy rate of 100%;

•	leased to 183 different retail and other commercial enterprises doing business in 32 separate industries;

•	located in 48 states and Puerto Rico;

•	with approximately 20.4 million square feet of leasable space; and

•	with an average leasable space per property of approximately 16,700 square feet.

The properties owned by ARCP include 447 net lease properties, or the GE Portfolio, acquired by ARCP on June 27, 2013 from certain affiliates of GE Capital Corp., or GE Capital.. The 447 properties are subject to 409 property operating leases and 38 direct financing leases. The GE Capital Portfolio contains approximately 2.0 million rentable square feet and consists of 444 restaurants (including three other revenue generating assets) and three retail properties. The purchase price for the GE Capital Portfolio was approximately $774 million exclusive of closing costs.

At September 30, 2013, ARCT IV owned a diversified portfolio:

•	of 1,203 properties;

•	with an occupancy rate of 100%;

•	leased to 276 different retail and other commercial enterprises doing business in 25 separate industries;

•	located in 46 states and the District of Columbia;

•	with approximately 9.2 million square feet of leasable space; and

•	with an average leasable space per property of approximately 7,600 square feet.

The properties owned by ARCT IV include 924 net lease properties acquired by ARCT IV from certain affiliates of GE Capital. The 924 properties are subject to 912 property operating leases and 12 direct financing leases. The portfolio contains approximately 3.4 million rentable square feet and consists primarily of quick service, family dining, and casual dining restaurants.

At September 30, 2013, CapLease owned a diversified portfolio:

•	of 68 properties;

•	with an occupancy rate of 96.8%;

•	leased to 48 different retail and other commercial enterprises doing business in 23 separate industries;

•	located in 26 states and Puerto Rico;

•	with approximately 13.1 million square feet of leasable space; and

•	with an average leasable space per property of approximately 193,300 square feet.

At September 30, 2013, Fortress Portfolio consisted of a diversified portfolio:

•	of 120 properties;

•	with an occupancy rate of 100%;

•	leased to 17 different retail and other commercial enterprises doing business in 7 separate industries;

•	located in 30 states;

•	with approximately 6.1 million square feet of leasable space; and

•	with an average leasable space per property of approximately 51,000 square feet.

5

At September 30, 2013, Inland Portfolio consisted of a diversified portfolio:

•	of 28 properties;

•	with an occupancy rate of 96.2%;

•	leased to 25 different retail and other commercial enterprises doing business in 14 separate industries;

•	located in 14 states;

•	with approximately 6.3 million square feet of leasable space; and

•	with an average leasable space per property of approximately 208,500 square feet.

At September 30, 2013, Cole owned a diversified portfolio:

•	of 1,026 properties;

•	with an occupancy rate of 99%;

•	leased to 642 different retail and other commercial enterprises doing business in 46 separate industries;

•	located in 48 states;

•	with approximately 44.8 million square feet of leasable space; and

•	with an average leasable space per property of approximately 43,700 square feet.

Combined Property Portfolio

As of September 30, 2013, ARCP after giving effect to the closing of the CapLease Merger and assuming the ARCT IV Merger and Cole Merger are consummated and assuming the closing of the Inland and Fortress acquisitions, on a pro forma basis, owned a portfolio with the following characteristics:

•	3,664 properties, excluding one vacant property classified as held for sale;

•	with an occupancy rate of 99%;

•	leased to 1,071 different retail and other commercial enterprises doing business in 71 separate industries;

•	located in 49 states, the District of Columbia, and Puerto Rico;

•	with approximately 99.9 million square feet of leasable space; and

•	with an average leasable space per property of approximately 27,200 square feet

There were no tenants whose annualized rental income on a straight-line basis represent greater than 10% of the total annualized rental income on a straight-line basis for the pro forma portfolio properties of ARCP.

All of the following property portfolio information is provided to illustrate the pro forma combined property portfolio of ARCP, ARCT IV, CapLease, Fortress, Inland and Cole post-merger. This information includes an illustration of the combined portfolio by industry, property type and geography, as well as a combined lease expiration schedule. The ARCP information represents quarterly information for the 1,219 properties owned at September 30, 2013. The ARCT IV information represents quarterly information for the 1,203 properties owned at September 30, 2013. The CapLease information represents quarterly information for the 68 properties owned at September 30, 2013. The Fortress information represents the 120 properties to be acquired under the ARCP purchase agreement with Fortress at September 30, 2013. The Inland information represents the 28 properties remaining to be acquired under the ARCP purchase agreement with Inland at September 30, 2013. The Cole information represents quarterly information for the 1,026 properties owned at September 30, 2013.

6

Industry Diversification

The following table sets forth a certain information regarding the property portfolios classified according to the business of the respective tenants, expressed as a percentage of total annualized rental income on a straight-line basis:

Percentage of Annualized Rental Income (1)

Industry	ARCP	ARCT IV	CapLease	Fortress	Inland	Cole	Combined Total
3rd Party Logistics	0.55%	-	-	-	3.94%	-	0.24%
Advertising	-	0.04%	-	-	-	-	0.01%
Aerospace	1.06%	3.92%	-	-	-	-	0.71%
Agricultural Products & Services	0.64%	-	-	-	-	0.08%	0.16%
Alcohol Distribution	-	-	-	-	1.27%	-	0.04%
Animal Supplies	-	-	-	-	-	3.96%	1.94%
Auto Manufacturer	-	-	2.30%	0.00%	-	-	0.27%
Auto Retail	2.45%	0.09%	2.61%	38.50%	-	2.02%	3.10%
Auto Services	0.30%	0.36%	-	-	-	0.05%	0.13%
Bolts, Nuts, Screws, Rivets & Washers	-	-	-	-	2.06%	-	0.07%
Casual Dining	6.90%	19.34%	-	17.88%	-	4.17%	6.48%
Childcare and development	-	-	-	-	-	0.05%	0.02%
Consulting	-	-	3.51%	-	-	-	0.41%
Consumer Goods	0.27%	-	-	-	-	-	0.05%
Consumer Products	9.32%	2.39%	8.24%	-	-	1.86%	4.03%
Discount Retail	10.26%	6.26%	-	-	-	2.58%	4.09%
Distribution	-	-	-	-	1.28%	-	0.04%
Diversified Industrial	0.45%	-	10.16%	3.20%	8.46%	-	1.67%
Education	-	-	-	0.47%	-	2.70%	1.34%
Family Dining	6.86%	8.59%	-	-	-	3.75%	4.29%
Financial Services	0.54%	0.05%	4.93%	-	-	2.32%	1.83%
Fitness	0.47%	-	-	-	0.38%	2.86%	1.51%
Freight	6.85%	3.11%	1.27%	-	-	0.62%	2.20%
Furniture Rental & Leasing	-	-	-	-	-	0.83%	0.41%
Gas/Convenience	2.74%	0.72%	-	-	-	2.79%	2.00%
Government Services	2.47%	-	12.82%	-	-	0.80%	2.39%
Haircare Services	-	0.01%	-	-	-	-	0.00%
Healthcare	5.59%	2.32%	3.88%	-	-	4.33%	3.98%
Heavy Equipment	1.00%	-	-	-	-	-	0.20%
Home Maintenance	0.96%	0.54%	4.21%	-	-	3.44%	2.44%
Hotel	-	-	2.06%	-	-	-	0.24%
Information and communications	-	-	-	-	-	0.12%	0.06%
Insurance	4.57%	0.03%	13.46%	-	2.74%	1.95%	3.54%
Jewelry	-	-	3.65%	-	-	-	0.43%
Manufacturing	-	-	-	-	16.44%	1.46%	1.26%
Marine Products	0.12%	-	-	-	-	0.23%	0.13%
Media	-	-	1.89%	-	-	-	0.22%
Motor Cycle	-	0.56%	-	-	-	-	0.07%
Movie Theater	-	-	-	-	2.12%	-	0.07%
Office Products	-	-	-	-	-	0.89%	0.44%
Oil/Gas	-	-	2.99%	-	-	1.50%	1.09%
Packaging	0.63%	-	-	-	-	-	0.12%
Parking	-	0.00%	-	-	-	-	0.00%
Personal services	-	-	-	-	-	0.70%	0.34%
Pharmacy	8.92%	1.64%	0.78%	33.87%	-	8.82%	7.54%
Printing Services	-	0.06%	-	-	-	-	0.01%
Professional Services	-	-	0.49%	-	-	2.32%	1.20%
Publishing	-	-	1.12%	-	10.26%	-	0.47%
Quick Service Restaurant	11.30%	31.90%	-	1.07%	-	1.80%	7.22%
Retail - Department Stores	1.97%	2.30%	4.34%	-	-	5.13%	3.71%
Retail - Discount	-	-	-	-	-	2.37%	1.16%
Retail - Electronics and appliances	-	-	-	-	-	0.06%	0.03%
Retail - Grocery	-	-	-	-	-	1.35%	0.66%
Retail - Hobby/books/music	-	-	-	-	-	1.16%	0.57%
Retail - Home furnishings	-	-	-	-	-	0.37%	0.18%
Retail - Internet	-	-	-	-	-	2.36%	1.16%
Retail - Office supply stores	-	-	-	-	-	0.28%	0.14%
Retail - Pet supply stores	-	-	-	-	-	0.44%	0.22%
Retail - Sporting Goods	0.62%	-	-	-	1.35%	2.28%	1.28%
Retail - Variety	-	-	-	-	-	2.86%	1.40%
Retail - Wholesale	0.37%	-	-	-	-	4.10%	2.08%
Retail Banking	9.58%	8.40%	1.50%	5.01%	-	0.96%	3.78%
Specialty Retail	1.14%	2.07%	0.70%	-	-	6.98%	4.00%
Storage Facility	0.19%	-	-	-	-	-	0.04%
Supermarket	0.50%	5.26%	4.66%	-	-	6.75%	4.64%
Technology	-	-	-	-	5.87%	-	0.19%
Telecommunications	-	0.04%	4.54%	-	41.88%	3.55%	3.66%
Transportation	-	-	-	-	1.95%	-	0.06%
Travel Centers	0.41%	-	-	-	-	-	0.08%
Various	-	-	3.89%	-	-	-	0.46%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

7

Property Type Diversification

The following table sets forth a certain property type information regarding the property portfolios (dollars in thousands):

ARCP

Property Type	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Retail	1,133	8,021,932	$149,604	63.31%
Office	39	2,339,472	36,955	15.64%
Distribution	47	10,038,453	49,737	21.05%
Total	1,219	20,399,857	$236,296	100.00%

ARCT IV

Property Type	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Retail	1,171	6,061,548	$131,673	85.51%
Office	21	169,796	3,597	2.34%
Distribution	5	2,931,669	18,644	12.11%
Parking Lot	1	8,400	1	0.00%
Billboard	5	-	61	0.04%
Total	1,203	9,171,413	$153,976	100.00%

CapLease

Property Type	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Retail	16	1,172,481	$13,720	9.65%
Office	40	6,222,267	100,865	70.95%
Distribution	11	5,645,138	26,863	18.89%
Industrial	1	107,520	728	0.51%
Total	68	13,147,406	$142,176	100.00%

Fortress Portfolio

Property Type	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Retail	107	1,181,840	$21,585	52.96%
Office	2	27,924	775	1.90%
Distribution	11	4,905,659	18,399	45.14%
Total	120	6,115,423	$40,759	100.00%

Inland Portfolio

Property Type	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Retail	4	365,099	$2,646	6.69%
Office	6	1,993,466	22,447	56.72%
Distribution	14	3,657,828	14,483	36.59%
Vacant	4	239,547	-	0.00%
Total	28	6,255,940	$39,576	100.00%

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Cole

Property Type	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Retail	894	18,098,000	$273,365	46.27%
Office	34	5,937,000	122,722	20.77%
Industrial	21	9,299,000	44,081	7.46%
Multi-Tenant Retail	77	11,465,000	150,733	25.50%
Total	1,026	44,799,000	$590,901	100.00%

Combined

Property Type	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Retail	3,325	34,898,902	$592,592	49.23%
Office	142	16,689,925	287,362	23.87%
Distribution	88	27,178,747	128,126	10.65%
Parking Lot	1	8,400	1	0.00%
Billboard	5	-	61	0.01%
Vacant	4	239,547	-	0.00%
Industrial	22	9,406,520	44,809	3.72%
Multi-Tenant Retail	77	11,465,000	150,733	12.52%
Total	3,664	99,887,041	$1,203,684	100.00%

9

Geographic Diversification

The following table sets forth a certain state-by-state information regarding the property portfolios (dollars in thousands):

ARCP

State/Possession	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Alabama	43	578,951	$8,122	3.44%
Arizona	8	74,227	1,613	0.68%
Arkansas	35	386,630	4,393	1.86%
California	16	1,450,328	12,488	5.28%
Colorado	13	238,886	4,673	1.98%
Connecticut	10	37,126	1,184	0.50%
Delaware	4	12,369	286	0.12%
Florida	38	227,787	5,792	2.45%
Georgia	64	403,579	8,896	3.77%
Idaho	8	71,565	1,552	0.66%
Illinois	42	1,486,911	19,123	8.09%
Indiana	28	1,762,150	8,288	3.51%
Iowa	19	671,074	4,810	2.04%
Kansas	24	1,328,245	5,121	2.17%
Kentucky	28	663,260	5,929	2.51%
Louisiana	28	221,238	2,871	1.21%
Maine	2	146,430	2,819	1.19%
Maryland	3	25,110	744	0.31%
Massachusetts	18	435,195	6,157	2.61%
Michigan	79	685,759	12,740	5.39%
Minnesota	11	200,487	1,693	0.72%
Mississippi	36	1,380,764	8,327	3.52%
Missouri	86	942,859	11,019	4.66%
Montana	5	55,377	856	0.36%
Nebraska	3	25,355	409	0.17%
Nevada	12	100,660	2,414	1.02%
New Hampshire	10	65,328	1,349	0.57%
New Jersey	9	90,531	2,748	1.16%
New Mexico	10	54,475	870	0.37%
New York	25	326,461	7,522	3.18%
North Carolina	57	1,146,449	11,163	4.72%
North Dakota	4	31,318	572	0.24%
Ohio	63	1,197,640	10,754	4.55%
Oklahoma	23	375,143	3,070	1.30%
Oregon	6	25,143	652	0.28%
Pennsylvania	69	365,231	8,697	3.68%
Rhode Island	7	136,188	2,416	1.02%
South Carolina	31	655,029	7,056	2.99%
South Dakota	2	49,641	415	0.18%
Tennessee	49	371,959	6,589	2.79%
Texas	130	1,187,775	17,620	7.46%
Utah	3	14,009	415	0.18%
Vermont	4	15,432	335	0.14%
Virginia	25	150,269	3,395	1.44%
Washington	5	219,700	3,139	1.33%
West Virginia	9	57,079	1,434	0.61%
Wisconsin	9	198,127	2,085	0.88%
Wyoming	4	23,558	577	0.24%

Puerto Rico	2	31,050	1,104	0.47%

Total	1,219	20,399,857	$236,296	100.00%

10

ARCT IV

State/Possession	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Alabama	53	198,417	$7,650	4.97%
Alaska	1	2,805	-	0.00%
Arizona	20	77,375	2,193	1.42%
Arkansas	36	120,183	740	0.48%
California	13	67,360	1,760	1.14%
Colorado	13	79,444	912	0.59%
Connecticut	4	10,351	193	0.13%
Florida	106	1,634,386	23,147	15.03%
Georgia	64	256,343	6,065	3.94%
Idaho	6	30,288	1,911	1.24%
Illinois	54	234,929	6,067	3.95%
Indiana	38	537,246	10,282	6.68%
Iowa	13	153,282	1,669	1.08%
Kansas	8	59,883	1,005	0.65%
Kentucky	21	96,476	2,593	1.68%
Louisiana	27	84,170	2,856	1.85%
Maine	3	151,684	1,082	0.70%
Maryland	10	33,034	1,886	1.22%
Massachusetts	7	590,962	4,469	2.90%
Michigan	41	224,670	3,785	2.46%
Minnesota	11	81,968	807	0.52%
Mississippi	15	42,900	1,715	1.11%
Missouri	25	145,173	2,153	1.40%
Nebraska	7	27,464	535	0.35%
Nevada	2	16,083	203	0.13%
New Hampshire	2	13,319	257	0.17%
New Jersey	3	7,606	307	0.20%
New Mexico	13	63,644	2,281	1.48%
New York	28	112,822	3,001	1.95%
North Carolina	50	261,615	6,322	4.11%
North Dakota	1	7,930	480	0.31%
Ohio	78	1,608,855	10,764	6.99%
Oklahoma	12	72,398	1,194	0.78%
Oregon	6	29,534	-	0.00%
Pennsylvania	36	390,113	6,942	4.51%
Rhode Island	6	25,454	829	0.54%
South Carolina	45	153,815	3,401	2.21%
South Dakota	3	34,773	364	0.24%
Tennessee	40	121,782	3,329	2.16%
Texas	156	846,808	16,046	10.42%
Utah	3	9,518	275	0.18%
Virginia	39	135,344	3,263	2.12%
Washington	7	30,733	2,383	1.55%
West Virginia	23	106,676	1,971	1.28%
Wisconsin	49	151,086	4,388	2.85%
Wyoming	4	27,502	457	0.30%

District of Columbia	1	3,210	44	0.03%

Total	1,203	9,171,413	$153,976	100.00%

11

CapLease

State/Possession	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Alabama	2	131,894	$4,097	2.88%
California	5	1,388,786	12,468	8.77%
Colorado	3	420,471	7,664	5.39%
Florida	1	307,275	2,121	1.49%
Georgia	4	264,165	2,027	1.43%
Illinois	2	543,750	8,635	6.08%
Indiana	3	1,696,719	4,079	2.87%
Kansas	2	266,644	4,521	3.18%
Kentucky	6	446,274	2,874	2.02%
Louisiana	1	133,841	2,314	1.63%
Maryland	2	430,967	9,652	6.79%
Massachusetts	1	88,420	758	0.53%
Michigan	1	196,057	1,812	1.28%
Nebraska	2	426,399	5,537	3.89%
New Jersey	2	517,215	9,056	6.37%
New York	1	98,184	1,312	0.92%
North Carolina	1	191,681	2,093	1.47%
Ohio	1	111,776	984	0.69%
Oklahoma	1	328,545	4,250	2.99%
Pennsylvania	5	2,341,034	16,150	11.36%
South Carolina	1	-	-	0.00%
Tennessee	3	193,983	2,454	1.73%
Texas	11	1,598,049	22,333	15.71%
Virginia	4	658,728	8,819	6.20%
Washington	1	155,200	2,834	1.99%
Wisconsin	1	154,849	2,031	1.43%

Puerto Rico	1	56,500	1,301	0.91%

Total	68	13,147,406	$142,176	100.00%

12

Fortress Portfolio

State/Possession	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Alabama	2	20,403	$319	0.78%
Arizona	3	34,725	807	1.98%
Arkansas	1	9,921	188	0.46%
California	21	232,323	4,376	10.74%
Colorado	4	280,770	1,642	4.03%
Connecticut	1	12,900	545	1.34%
Delaware	2	21,438	444	1.09%
Florida	7	34,132	917	2.25%
Georgia	3	1,290,631	4,173	10.24%
Illinois	3	1,027,669	3,586	8.80%
Louisiana	4	52,900	1,451	3.56%
Maine	4	44,720	697	1.71%
Maryland	1	10,825	188	0.46%
Massachusetts	2	24,983	991	2.43%
Mississippi	1	2,271	136	0.33%
Missouri	2	23,691	468	1.15%
New Hampshire	2	22,360	310	0.76%
New Jersey	3	27,100	607	1.49%
New Mexico	3	42,024	1,127	2.77%
North Carolina	4	27,847	664	1.63%
Ohio	8	687,537	2,843	6.98%
Oklahoma	1	13,225	218	0.53%
Oregon	1	20,207	218	0.53%
Pennsylvania	14	1,126,202	5,742	14.09%
South Carolina	2	19,842	376	0.92%
Tennessee	2	26,450	509	1.25%
Texas	10	880,043	5,091	12.49%
Virginia	5	63,706	1,526	3.74%
Washington	1	10,000	188	0.46%
West Virginia	3	24,578	412	1.01%

Total	120	6,115,423	$40,759	100.00%

13

Inland Portfolio

State/Possession	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

California	1	72,347	$1,764	4.46%
Georgia	1	46,000	838	2.12%
Illinois	8	1,083,586	6,743	17.04%
Indiana	1	1,091,435	4,061	10.26%
Iowa	1	126,900	264	0.67%
Maryland	1	120,000	2,239	5.66%
Michigan	1	423,230	1,295	3.27%
Missouri	1	1,461,274	16,572	41.87%
North Carolina	2	507,774	1,060	2.68%
Ohio	1	86,000	-	0.00%
Pennsylvania	1	178,600	613	1.55%
Texas	3	366,344	1,557	3.93%
Virginia	1	7,488	-	0.00%
Wisconsin	5	684,962	2,570	6.49%

Total	28	6,255,940	$39,576	100.00%

14

Cole

State	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Alabama	27	1,286,000	$16,401	2.78%
Alaska	2	92,000	1,615	0.27%
Arizona	41	2,975,000	49,047	8.30%
Arkansas	16	335,000	3,652	0.62%
California	22	2,905,000	40,689	6.89%
Colorado	15	803,000	9,123	1.54%
Connecticut	1	70,000	2,511	0.42%
Delaware	2	35,000	624	0.11%
Florida	81	3,287,000	39,697	6.72%
Georgia	43	3,293,000	47,030	7.96%
Idaho	2	24,000	498	0.08%
Illinois	46	1,550,000	30,864	5.22%
Indiana	44	531,000	10,017	1.70%
Iowa	14	475,000	4,787	0.81%
Kansas	7	205,000	2,602	0.44%
Kentucky	17	139,000	3,535	0.60%
Louisiana	31	866,000	9,032	1.53%
Maine	14	282,000	3,325	0.56%
Maryland	6	366,000	7,346	1.25%
Massachusetts	10	1,222,000	14,332	2.43%
Michigan	43	1,691,000	21,943	3.71%
Minnesota	7	111,000	2,379	0.40%
Mississippi	11	258,000	2,899	0.49%
Missouri	26	428,000	6,316	1.07%
Montana	1	16,000	261	0.04%
Nebraska	5	225,000	3,739	0.63%
Nevada	17	699,000	7,428	1.26%
New Hampshire	4	126,000	2,023	0.34%
New Jersey	14	891,000	20,450	3.46%
New Mexico	18	685,000	7,739	1.31%
New York	7	651,000	9,979	1.69%
North Carolina	34	1,549,000	13,728	2.32%
North Dakota	1	70,000	926	0.16%
Ohio	72	1,718,000	18,214	3.08%
Oklahoma	21	446,000	7,774	1.32%
Oregon	2	229,000	2,897	0.49%
Pennsylvania	15	1,046,000	8,035	1.36%
Rhode Island	1	52,000	1,010	0.17%
South Carolina	27	2,148,000	16,885	2.86%
South Dakota	2	22,000	491	0.08%
Tennessee	19	2,676,000	16,063	2.72%
Texas	187	6,484,000	96,812	16.38%
Utah	2	63,000	496	0.08%
Vermont	3	7,000	134	0.02%
Virginia	23	1,335,000	18,407	3.12%
Washington	6	40,000	939	0.16%
West Virginia	1	11,000	302	0.05%
Wisconsin	16	381,000	5,905	1.00%

Total	1,026	44,799,000	$590,901	100.00%

15

Combined

State	Number of Properties	Approximate Leaseable Square Feet	Annualized Rental Income (1)	Percentage of Rental Revenue

Alabama	127	2,215,665	$36,589	3.04%
Alaska	3	94,805	1,615	0.13%
Arizona	72	3,161,327	53,660	4.46%
Arkansas	88	851,734	8,973	0.75%
California	78	6,116,144	73,546	6.11%
Colorado	48	1,822,571	24,014	2.00%
Connecticut	16	130,377	4,433	0.37%
Delaware	8	68,807	1,354	0.11%
Florida	233	5,490,580	71,674	5.95%
Georgia	179	5,553,718	69,029	5.73%
Idaho	16	125,853	3,961	0.33%
Illinois	155	5,926,845	75,018	6.23%
Indiana	114	5,618,550	36,727	3.05%
Iowa	47	1,426,256	11,529	0.96%
Kansas	41	1,859,772	13,248	1.10%
Kentucky	72	1,345,010	14,932	1.24%
Louisiana	91	1,358,149	18,524	1.54%
Maine	23	624,834	7,923	0.66%
Maryland	23	985,936	22,055	1.83%
Massachusetts	38	2,361,560	26,707	2.22%
Michigan	165	3,220,716	41,575	3.45%
Minnesota	29	393,455	4,879	0.41%
Mississippi	63	1,683,935	13,076	1.09%
Missouri	140	3,000,997	36,528	3.03%
Montana	6	71,377	1,117	0.09%
Nebraska	17	704,218	10,220	0.85%
Nevada	31	815,743	10,045	0.84%
New Hampshire	18	227,007	3,939	0.33%
New Jersey	31	1,533,452	33,167	2.76%
New Mexico	44	845,143	12,017	1.00%
New York	61	1,188,467	21,815	1.81%
North Carolina	148	3,684,366	35,029	2.91%
North Dakota	6	109,248	1,977	0.16%
Ohio	223	5,409,808	43,559	3.62%
Oklahoma	58	1,235,311	16,507	1.37%
Oregon	15	303,884	3,767	0.31%
Pennsylvania	140	5,447,180	46,180	3.84%
Rhode Island	14	213,642	4,255	0.35%
South Carolina	106	2,976,686	27,718	2.30%
South Dakota	7	106,414	1,271	0.11%
Tennessee	113	3,390,174	28,944	2.40%
Texas	497	11,361,021	159,459	13.25%
Utah	8	86,527	1,186	0.10%
Vermont	7	22,432	469	0.04%
Virginia	97	2,350,535	35,411	2.94%
Washington	20	455,633	9,482	0.79%
West Virginia	36	199,333	4,120	0.34%
Wisconsin	80	1,570,024	16,979	1.41%
Wyoming	8	51,060	1,035	0.09%

Puerto Rico	3	87,550	2,403	0.20%
District of Columbia	1	3,210	44	0.00%

Total	3,664	99,887,041	$1,203,684	100.00%

16

Lease Expirations

The following table sets forth certain information regarding the property portfolio and the timing of the lease term expirations (excluding rights to extend a lease at the option of the tenant) on net leased, single-tenant properties (for properties under direct financing leases, average annual rent amounts represent cash rent on these properties) (dollars in thousands):

ARCP Operating Leases

Period of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent (1)	Leased Square Feet

October 1, 2013 through December 31, 2013	4	$187	0.08%	11,283
2014	35	6,066	2.61%	310,480
2015	46	7,191	3.10%	822,071
2016	56	6,493	2.80%	282,097
2017	95	12,236	5.27%	891,254
2018	113	18,919	8.15%	1,300,205
2019	66	9,873	4.26%	449,793
2020	79	8,892	3.83%	486,265
2021	64	13,729	5.92%	933,406
2022	126	24,287	10.47%	4,088,678
2023	64	25,173	10.85%	2,676,651

Total	748	$133,046	57.35%	12,252,183

ARCP Direct Financing Leases

Period of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent (1)	Leased Square Feet

October 1, 2013 through December 31, 2013	-	$-	0.00%	-
2014	1	72	1.68%	2,463
2015	2	174	4.06%	6,698
2016	-	-	0.00%	-
2017	5	881	20.54%	22,815
2018	8	706	16.46%	28,177
2019	6	677	15.78%	18,280
2020	-	-	0.00%	-
2021	1	122	2.84%	2,995
2022	1	100	2.33%	4,747
2023	8	832	19.39%	37,662

Total	32	$3,564	83.08%	123,837

ARCT IV Operating Leases

Period of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent (1)	Leased Square Feet

October 1, 2013 through December 31, 2013	24	$736	0.48%	60,318
2014	43	3,371	2.21%	158,344
2015	67	2,332	1.53%	208,505
2016	51	3,079	2.02%	171,888
2017	110	11,826	7.75%	502,070
2018	55	3,615	2.37%	195,662
2019	32	2,675	1.75%	115,635
2020	42	3,487	2.29%	157,401
2021	31	2,306	1.51%	100,249
2022	36	11,861	7.78%	1,450,642
2023	46	5,945	3.90%	548,771

Total	537	$51,233	33.59%	3,669,485

17

ARCT IV Direct Financing Leases

Period of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent (1)	Leased Square Feet

October 1, 2013 through December 31, 2013	-	$-	0.00%	-
2014	4	447	31.02%	11,297
2015	1	123	8.54%	3,208
2016	1	112	7.77%	2,309
2017	-	-	0.00%	-
2018	1	198	13.74%	4,572
2019	2	256	17.77%	8,332
2020	-	-	0.00%	-
2021	-	-	0.00%	-
2022	-	-	0.00%	-
2023	-	-	0.00%	-

Total	9	$1,136	78.83%	29,718

CapLease

Period of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent (1)	Leased Square Feet

October 1, 2013 through December 31, 2013	1	$6,723	4.73%	207,055
2014	4	3,279	2.31%	988,089
2015	5	10,999	7.74%	865,703
2016	10	17,527	12.33%	1,312,058
2017	8	22,569	15.87%	2,856,984
2018	3	4,305	3.03%	227,672
2019	4	9,374	6.59%	422,210
2020	8	16,952	11.92%	1,049,555
2021	19	23,848	16.77%	3,293,772
2022	2	6,837	4.81%	368,813
2023	2	4,091	2.88%	134,979

Total	66	$126,504	88.98%	11,726,890

Fortress

Period of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent (1)	Leased Square Feet

October 1, 2013 through December 31, 2013	-	$-	0.00%	-
2014	-	-	0.00%	-
2015	-	-	0.00%	-
2016	1	71	0.17%	2,207
2017	-	-	0.00%	-
2018	6	795	1.95%	46,163
2019	14	3,846	9.44%	292,441
2020	3	513	1.26%	128,086
2021	11	16,242	39.85%	4,722,622
2022	11	1,647	4.04%	105,278
2023	6	854	2.10%	48,169

Total	52	$23,968	58.81%	5,344,966

18

Inland

Period of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent (1)	Leased Square Feet

October 1, 2013 through December 31, 2013	-	$-	0.00%	-
2014	1	433	1.09%	23,218
2015	4	4,067	10.28%	802,501
2016	4	5,273	13.32%	1,377,801
2017	3	19,706	49.79%	1,860,374
2018	1	628	1.59%	175,052
2019	1	60	0.15%	43,500
2020	-	-	0.00%	-
2021	4	4,413	11.15%	718,652
2022	4	3,393	8.57%	588,658
2023	1	838	2.12%	46,000

Total	23	$38,811	98.07%	5,635,756

Cole

Period of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent (1)	Leased Square Feet

October 1, 2013 through December 31, 2013	19	$757	0.13%	61,000
2014	65	4,698	0.80%	244,000
2015	88	6,996	1.18%	418,000
2016	130	15,943	2.70%	1,171,000
2017	142	14,638	2.48%	1,023,000
2018	192	30,978	5.24%	2,295,000
2019	108	28,327	4.79%	2,354,000
2020	57	14,786	2.50%	1,157,000
2021	78	36,415	6.16%	2,949,000
2022	74	24,205	4.10%	2,829,000
2023	88	40,926	6.93%	2,610,000

Total	1,041	$218,669	37.01%	17,111,000

Combined

Period of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent (1)	Leased Square Feet

October 1, 2013 through December 31, 2013	48	$8,403	0.70%	339,656
2014	153	18,366	1.53%	1,737,891
2015	213	31,882	2.65%	3,126,686
2016	253	48,498	4.03%	4,319,360
2017	363	81,856	6.80%	7,156,497
2018	379	60,144	5.00%	4,272,503
2019	233	55,088	4.58%	3,704,191
2020	189	44,630	3.71%	2,978,307
2021	208	97,075	8.06%	12,720,696
2022	254	72,330	6.01%	9,435,816
2023	215	78,659	6.53%	6,102,232

Total	2,508	$596,931	49.59%	55,893,835

(1)

Annualized rental income as of September 30, 2013 for each portfolio and combined on a straight-line basis. 38 ARCP properties and 12 ARCT IV properties have leases that are accounted for as direct financing leases. Amounts reflected is the cash rent per the term of the leases.  Annual rental income is based on the acquisition date of the respective company and amounts will be recalculated upon the merger date based on the remaining lease terms as of that date.

19